Exhibit 10.27

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Joinder Agreement”) is entered into as of December 22, 2020, by the undersigned (“Additional Loan Party”), in favor of TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, for the benefit of the Secured Parties, in its capacity as administrative agent (in such capacity, “Administrative Agent”) under that certain Credit Agreement dated as of February 8, 2019 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Flex Leasing Power & Service LLC (“Company”, and together with the Additional Loan Party and any other Subsidiary of Company that becomes a party thereto from time to time, each a “Borrower” and collectively, “Borrowers”), the other Loan Parties from time to time party thereto, the Administrative Agent and the Lenders from time to time party thereto. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

The Additional Loan Party and Administrative Agent, for the benefit of the Secured Parties, hereby agree as follows:

1.            Additional Guarantor. The Additional Loan Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Additional Loan Party will be deemed to be a party to the Credit Agreement as a “Guarantor” for all purposes of the Credit Agreement (including any Guaranty), and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. The Additional Loan Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this Section 1, the Additional Loan Party hereby, jointly and severally with the other Guarantors, unconditionally, absolutely and irrevocably guarantees to the Secured Parties, as provided in the Guaranty, the due and punctual payment at maturity, whether by acceleration or otherwise, and the due fulfillment and performance of the Obligations. The Additional Loan Party is jointly and severally liable for the full payment and performance of the Obligations as a primary obligor.

2.            Additional Borrower. The Additional Loan Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Additional Loan Party will be deemed to be a party to the Credit Agreement as a “Borrower” for all purposes of the Credit Agreement, and shall have all of the obligations of a Borrower thereunder as if it had executed the Credit Agreement. The Additional Loan Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to Borrowers contained in the Credit Agreement.

3.            Joinder Documents. In accordance with Section 6.13 of the Credit Agreement, the Additional Loan Party is, simultaneously with the execution of this Joinder Agreement, (a) executing and delivering such Security Documents (or joinders or assumptions thereto) as requested by Administrative Agent in accordance with the Credit Agreement and (b) delivering such other documents and instruments as Administrative Agent may require in its sole discretion, including appropriate favorable opinions of counsel to the Additional Loan Party in form, content and scope reasonably satisfactory to Administrative Agent.

4.            Address for Notice Purposes. The address of the Additional Loan Party for purposes of all notices and other communications is set forth on the signature page hereof.

5.            Waiver of Acceptance. The Additional Loan Party hereby waives acceptance by Administrative Agent and the Lenders of the guaranty by the Additional Loan Party under the Guaranty upon the execution of this Joinder Agreement by the Additional Loan Party.

6.            Representations and Warranties. The Additional Loan Party hereby represents and confirms that the representations and warranties set forth in the Loan Documents which are applicable to the Guarantors and Borrowers are true and correct with respect to the Additional Loan Party on and as of the date hereof (and after giving effect hereto), as if set forth herein in their entirety.

7.            Severability. Any provision of this Joinder Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Joinder Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

8.            Counterparts. This Joinder Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Joinder Agreement shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Joinder Agreement by facsimile or other electronic transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

9.            Governing Law. This Joinder Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Joinder Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the Law of the State of Texas (without reference to applicable rules of conflicts of laws).

10.          Loan Document. This Joinder Agreement is a Loan Document for all purposes and each reference in any Loan Document to the Credit Agreement or the Guaranty shall mean the Credit Agreement or the Guaranty, as applicable, as supplemented by this Joinder Agreement.

11.          ENTIRE AGREEMENT. THIS JOINDER AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of page intentionally left blank. Signature pages follow.]

IN WITNESS WHEREOF, the undersigned Additional Loan Party and Administrative Agent have executed this Joinder Agreement as of the date first above written.

ADDITIONAL LOAN PARTY:

Flex Leasing Power and Service ULC, an Alberta unlimited liability corporation

By:
Name:
Title:

Address for notices:

Attn:
Facsimile:
E-mail:

[Signature Page to Joinder Agreement –

Flex Leasing Power and Service ULC]

ACCEPTED BY:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

[Signature Page to Joinder Agreement –

Flex Leasing Power and Service ULC]